UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

June __, 2018

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CAPITAL ART, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

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Capital Art, Inc.

6445 South Tenaya Way, B-130

Las Vegas, Nevada 89113

Telephone: 702-722-6113

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear Capital Art, Inc., Stockholders:

NOTICE IS HEREBY GIVEN THAT on June 18, 2018, the Board of Directors of Capital Art, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “our”), approved the following actions:

▪	The granting of discretionary authority to the Board of Directors of the Company, at any time or times for a period of 12 months after the date of the written consent, to adopt an amendment to our certificate of incorporation to effect a reverse split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-500 (the “Reverse Split”).

The Company obtained the written consent of the stockholder (the “Majority Stockholder”) holding 220,238,226 shares of issued and outstanding common stock, which equals to approximately 67% of the voting power of the Company’s outstanding capital stock, as of June 18, 2018, to affect the above corporation action.  Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the corporate action will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

THE CORPORATE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTIONS.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the corporate actions before they occur, in accordance with the requirements of United States Federal Securities Laws.  This Information Statement is being mailed on or about June __, 2018 to all of the Company’s stockholders of record as of the close of business on June 18, 2018.

By Order of the Board of Directors.

/s/ Stuart Scheinman
Name:	Stuart Scheinman
Title:	Chief Executive Officer

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INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

June __, 2018

Capital Art, Inc.

6445 South Tenaya Way, B-130

Las Vegas, Nevada 89113

Telephone: 702-722-6113

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holders of a majority of the outstanding voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of Capital Art, Inc., a Delaware corporation (the “Company”) (the “Board”), to the holders of record at the close of business on June 18, 2018 of the Company’s outstanding capital shares, par value $0.0001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”).

The cost of preparing and furnishing this Information Statement will be paid by the Company.  We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries and other similar parties.

This Information Statement informs stockholders of the corporate actions approved by written consent by the Board and the stockholders holding 220,238,226 shares of issued and outstanding common stock, which equals approximately 67% of the voting power of the Company’s outstanding capital stock, as of June 18, 2018, 2018 (the “Majority Stockholders”).

Accordingly, all necessary corporate approvals to effectuate the corporate actions have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the DGCL of the corporate actions.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the corporate actions will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders.  The corporate actions are expected to become effective on or after July __, 2018, or such later date as all conditions and requirements to effectuate the Reverse Split are satisfied.  Therefore, this Information Statement is being sent to you for informational purposes only. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTIONS.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about June __, 2018.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the corporate actions may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

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NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF A STOCKHOLDER HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF CAPITAL ART, INC., DATED JUNE 18, 2018, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on June 18, 2018, the Company obtained the written consent of its Board of Directors (the “Board”) and the written consent of the stockholders holding 220,238,226 shares of issued and outstanding common stock, which equals to approximately 67% of the voting power of the Company’s outstanding capital stock (the “Majority Stockholders”) to effectuate the corporate actions.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

In accordance with the DGCL, as amended, on June 18, 2018, by written consent, the Board adopted resolutions approving the following actions:

▪	The granting of discretionary authority to the Board of Directors of the Company, at any time or times for a period of 12 months after the date of the written consent, to adopt an amendment to our certificate of incorporation to effect a reverse split of our issued and outstanding common stock in a range of not less than 1-for-5 and not more than 1-for-500 (the “Reverse Split”).

To obtain the approval of our stockholders for the above corporate actions, we could have convened a special meeting of our stockholders for the specific purpose of voting on the actions. However, the DGCL provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action.  To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the above corporate actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholders.

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As of June 18, 2018, there were 325,218,584 issued and outstanding shares of common stock. The common stock is entitled to one vote per share.

Based on the foregoing, as of June 18, 2018, the total aggregate amount of votes entitled to vote regarding the approval of the Reverse Split was 325,218,584. Pursuant to the DGCL at least a majority of the voting equity of the Company, or at least 162,609,293 votes are required to approve the corporate actions by written consent.  The Majority Stockholder, which held 220,238,226 votes equal to approximately 67% of the voting equity of the Company, have voted in favor of the corporate actions, thereby satisfying the requirement pursuant to the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the names of the holder of the Common Stock, the number of shares of Common Stock held by such holder, the total number of votes that such holder voted in favor of the corporate actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Class of Stock	Number of Shares held	Number of Votes held by such Stockholder	Number of Votes that Voted in Favor of the Reverse Split	Percentage of the Voting Equity that Voted in Favor of the Reverse Split
Movie Star News, LLC	common	220,238,226	220,238,226	220,238,226	67%
Total		220,238,226	220,238,226	220,238,226	67%

CORPORATE ACTION – REVERSE STOCK SPLIT

On June 18, 2018, the Majority Stockholder granted the Board of Directors discretionary authority within the next twelve (12) months to file a Certificate of Amendment to the Certificate of Incorporation to effectuate the Reverse Split (the “Reverse Split Amendment”) of all of our issued and outstanding shares of common stock at an exchange ratio of not less than 1-for-5 and not more than 1-for-500, which we sometimes refer to as the Reverse Split. The form of the Reverse Split Amendment is attached to this Information Statement as Appendix A.

The Board of Directors has the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to effect the Reverse Split within this range at any time it believes to be most advantageous to our Company and stockholders in the next 12 months. The exact ratio of the Reverse Split, if effected, would be set at a whole number within the range as determined by the Board of Directors in its sole discretion. The Reverse Split Amendment would not change the number of authorized shares of our common stock and the par value of our common stock would remain at $0.0001 per share. As of the date of this Information Statement, we do not have any current plans, arrangements or understandings related the issuance of any additional shares of common stock that will become newly available as a result of the Reverse Split.

By potentially increasing our stock price, the Reverse Stock Split would potentially increase our minimum bid or share price required for the initial listing requirements for The Nasdaq Capital Market (“Nasdaq”). We currently do not meet the Nasdaq listing requirements, including the minimum bid price and shareholders’ equity. The Reverse Stock Split will not cause us to meet all of the listing requirements for Nasdaq. However, we believe the Reverse Stock Split will increase our stock price which may help us move towards eventually meeting the minimum share price requirements. We can provide no assurances that the Reverse Stock Split will have a long-term positive effect on the market price of our common stock, or increase our ability to be listed or approved for trading on Nasdaq.

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We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

▪	the initial listing requirements of Nasdaq;
▪	the historical trading price and trading volume of our common stock;
▪	the number of outstanding shares of our common stock;
▪	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Split on the trading market for our common stock; and
▪	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Split determined by our Board of Directors, no less than 5 and no more than 500 shares of existing issued and outstanding common stock, as determined by our Board of Directors or a committee thereof, will be combined into one share of common stock. The Reverse Split Amendment, if any, will effect only the Reverse Split Ratio within such range determined by our Board of Directors to be in the best interests of our stockholders.

The Board will retain the authority not to effect the Reverse Split even though it has already obtained stockholder approval. Thus, the Board, at its discretion, may cause the filing of the Reverse Split Amendment to effect a Reverse Split or abandon it and effect no Reverse Split if it determines that such action is not in the best interests of our Company and stockholders.

Purpose of the Reverse Split

The Board of Directors is notifying stockholders of the proposed Reverse Split in connection with the plan to apply to list our common stock on Nasdaq. The Board believes the consummation of the Reverse Split and the listing of our common stock on Nasdaq will make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons described in this Information Statement, we believe that effecting the Reverse Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Split will enhance our ability to obtain an initial listing on Nasdaq. Nasdaq requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. A decrease in the number of outstanding shares of our common stock resulting from a Reverse Split should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Split.

Additionally, we believe that the Reverse Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. As previously discussed, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our common stock in order to attract new investors and meet one of the initial listing requirements of Nasdaq. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, we cannot assure you that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our common stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

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Procedure for Implementing the Reverse Split

The Reverse Split, if effected, would become effective upon the filing (the “Effective Time”) of the Reverse Split Amendment with the Office of the Secretary of State of the State of Delaware. The Reverse Split Amendment will implement the exchange ratio (of not less than 1-for-5 nor more than 1-for-500) as determined by the Board of Directors prior to the Effective Time. The exact timing of the filing of Reverse Split Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the Reverse Split Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

The Reverse Split will not affect any stockholder's percentage ownership interest in our Company, except as described below in "Fractional Shares." Record holders of our common stock otherwise entitled to a fractional share as a result of the Reverse Split because they hold a number of shares not evenly divisible by the Reverse Split Ratio will automatically be entitled to receive an additional fraction of a share of our common stock to round up to the next whole share. In addition, the Reverse Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares as discussed herein).

The Reverse Split will not change the terms of our common stock. After the Reverse Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Our common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" as described by Rule 13e-3 under the Exchange Act.

If we fail to meet the requirements specified in Nasdaq’s listing standards, our common stock will continue to be quoted on the OTCPink under the symbol "CAPA."

After the Effective Time of a Reverse Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Split Ratio. In addition, a reduction in number of shares of our common stock outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

The availability of a substantial number of authorized but un-issued shares of our common stock resulting from the Reverse Split, under various scenarios, may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our Articles of Incorporation or bylaws as then in effect. The proposal to effectuate the Reverse Split did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and our Board of Directors did not authorize the Reverse Split to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

In addition, the Reverse Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

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Beneficial Holders of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than we have instituted for registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Some of our registered holders of common stock may hold their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership in our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If your shares of common stock are held in book-entry form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with our Reverse Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to receive your post-Reverse Split shares of common stock electronically in book-entry form under the Direct Registration System (DRS). Shareholders will need to return to our transfer agent a properly executed and completed letter of transmittal in order to receive their new book-entry statement representing post-reverse split shares of common stock. The post-reverse split shares of common stock will contain the same restrictive legends as the pre-reverse split shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of the Company’s common stock in certificated form will be sent a transmittal letter by the Company’s transfer agent after the Reverse Split is effective. The letter of transmittal will specify instructions regarding how a shareholder should surrender his, her or its certificate(s) representing the Company’s common stock to our transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common stock. No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its old certificate(s). Shareholders will then receive new certificates representing the number of whole common shares that they are entitled to as a result of the Reverse Split, subject to the treatment of fractional shares. Until surrendered, the Company will deem outstanding old certificates held by shareholders to be cancelled and only represent the number of whole post-Reverse Split shares of our common stock to which those shareholders are entitled, subject to such treatment of fractional shares. Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition, will automatically be exchanged for new certificates. If an old certificate has a restrictive legend, the new certificate will be issued with the same restrictive legend.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, the Company will round up the fractional share to the next whole share.

Accounting Matters

The proposed Reverse Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Board Discretion to Implement the Reverse Split

The Board of Directors, in its sole discretion, may determine to implement the Reverse Split. Notwithstanding the approval of the Reverse Split by the Majority Stockholder, the Board of Directors, in its sole discretion, may determine not to implement the Reverse Split.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Island Stock Transfer, having an address 15500 Roosevelt Blvd., Suite 301Clearwater, FL 33760 and telephone number (727) 289-0010.

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Consequences if the Reverse Split Amendment is Not Filed

The Reverse Split Amendment to effect the proposed Reverse Split of our issued and outstanding common stock is necessary for us increase the trading price of our common stock and list our common stock on Nasdaq. In order to move forward with our business strategy, key initiatives and plans to grow our business, we must raise additional funds and increase the price-per-share of our common stock. If we do not effect the Reverse Split, in all likelihood we would be unable to list our common stock on Nasdaq and we may be unable to obtain adequate capital to expand our sales and marketing efforts, increase our product offerings and grow our business. Without such additional capital, we may be required to scale back or eliminate some or all of our operations, which may have a material adverse effect on our business.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 18, 2018, certain information as to shares of our voting stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding voting stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of voting stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address of 6445 South Tenaya Way, B-130 Las Vegas, Nevada 89113

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership(1)	Percent of class(2)
Common	Sam Battistone(3)(4)	70,247,410	21.6%
Common	Stuart Scheinman(3)(5)	71,149,408	21.8%
Common	Scott Black	-	-
Common	Total all executive officers and directors (3 persons)	141,396,818	43.4%

Common	Other 5% Shareholders
	Dino Satallante(3)(6)	71,149,408	21.8%
	Sean Goodchild(3)(7)	23,771,500	7.3%

(1)	Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of voting stock listed as owned by that person or entity.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. The percent of class is based on 325,218,584 voting shares as of April 30, 2018.

(3)      These shares are held under the name Movie Star News LLC, which owns an aggregate of 220,238,226 shares of our Common Stock. Mr. Battistone and Mr. Scheinman each own 33.3% of that company. As such, they have the voting and dispositive power over these shares. Mr. Satallante owns the remaining 33.3% and has the voting and dispositive power over those shares.

(4)      As reported by Mr. Battistone on his Form 4 filed with the SEC on April 27, 2018.

(5)      As reported by Mr. Scheinman on his Form 4 filed with the SEC on April 27, 2018.

(6)      As reported by Mr. Satallante on his Form 4 filed with the SEC on April 27, 2018.

(7)      Includes 21,271,500 shares held in his name, and 2,500,000 held by a relative in the same household.

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VOTING PROCEDURES

Pursuant to the DGCL and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to amend our Certificate of Incorporation, which vote was obtained by the written consent of the majority voting power as described herein.  As a result, the amendment to our Certificate of Incorporation has been approved and no additional votes will be needed.

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse Split, other than compliance with the relevant federal and state securities laws and the DGCL.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Capital Art, Inc., at 6445 South Tenaya Way, B-130 Las Vegas, Nevada 89113.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 6445 South Tenaya Way, B-130 Las Vegas, Nevada 89113.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

June __, 2018

/s/ Stuart Scheinman
Stuart Scheinman
Chief Executive Officer – Director

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Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF CAPITAL ART INC., AS AMENDED

1.	Name of corporation:

Capital Art, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Third Article:

Effective at 12:01 a.m. on [  ], 2018 (the “Effective Time”), every [  ] shares of common stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of common stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of common stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of common stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of common stock. No certificates representing fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of New Common Stock to round up to the next whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 220,238,226 shares of common stock for 67% of the voting capital of the Corporation.

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Stuart Scheinman, Chief Executive Officer

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